SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) April 24, 2000

                           INTERNET CABLE CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)


      NEVADA                    000-26011                    87-0540291
      ------                    ---------                    ----------
   (State or other            (Commission                  (IRS Employer
   jurisdiction of            File Number)               Identification No.)
   incorporation)


                               1463 DUNWOODY DRIVE
                        WEST CHESTER, PENNSYLVANIA 19380
                        --------------------------------
          (Address of principal executive offices, including zip code)

                                 (610) 647-0400
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

     1. At a regularly scheduled meeting of the Internet Cable Corporation (the "Company") Board of Directors (the "Board") held on April 24, 2000, the Board approved the recommendation of the Audit Committee of the Board and engaged PricewaterhouseCoopers LLP ("PWC") as its independent accountant and auditors for the fiscal year ending December 31, 2000 to replace the firm of Friedman Alpren & Green LLP ("FAG") who were dismissed as auditors of the Company effective April 25, 2000.

     2. The report of FAG on the Company's financial statements as of December 31, 1999 and June 30, 1999 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     3. In connection with the examination of the balance sheet as of December 31, 1999 and June 30, 1999 and the related statements of operations, cash flows and changes in stockholders equity (deficiency) for the six months ended December 31, 1999 and the year ended June 30, 1999, and the subsequent interim period through April 25, 2000, (x) there were no disagreements with FAG on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of FAG, would have caused FAG to make a reference to the subject matter of the disagreements in connection with its reports in the financial statements for such periods and (y) there were no "reportable events" as that term is described in Item 304(a)(1)(v) of regulation S-K.

     4. The Company has requested that FAG furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.

     5. During the two most recent fiscal years, the Company has not consulted with PWC regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Company's financial statements, and in no case was a written report provided to the Company nor was oral advice provided that the Company concluded was an important factor in reaching a decision as to an accounting, auditing or financial reporting issue; or (3) any matter concerning a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event with the former auditor (as described in Regulation S-K Item 304
(a)(1)(v)).

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  The following exhibits are furnished in accordance with the provisions of
     Item 601 of regulation S-K:

     NONE

     Letter from FAG pursuant to Item 304(a)(3) to be filed upon receipt.


                                    SIGNATURE

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    INTERNET CABLE CORPORATION



                                                    By: /s/ William F. Walsh
                                                        ---------------------
                                                        William F. Walsh
                                                        Chief Financial Officer


Dated: May 1, 2000







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